L I F E,   D I S A B I L I T Y   A N D   A C C I D E N T A L   D E A T H

                              F A C U L T A T I V E

                Y R T   R E I N S U R A N C E   A G R E E M E N T

                                     between

                     LUTHERAN MUTUAL LIFE INSURANCE COMPANY
                                of Waverly, Iowa

                                       and

                 OCCIDENTAL LIFE INSURANCE COMPANY OF CALIFORNIA
                           of Los Angeles, California

                           Effective January 1, 1981.

                                TABLE OF CONTENTS
                                -----------------

                                    Articles
                                    --------

     I                         Basis Of Reinsurance
    II                         Liability
   III                         Formal Cession
    IV                         Plans Of Reinsurance
     V                         Reinsurance Premiums
    VI                         Premium Accounting
   VII                         Oversights
  VIII                         Reductions, Terminations And Changes
    IX                         Increase In Retention
     X                         Reinstatement
    XI                         Expenses
   XII                         Pre-Authorized Check Plans
  XIII                         Claims
XIII-1                         Extra-Contractual Damages
   XIV                         Inspection Of Records
    XV                         Insolvency
   XVI                         Arbitration
  XVII                         Parties To Agreement
 XVIII                         Duration Of Agreement
                                    Exhibits
                                    --------

     I                         Preliminary Application For Reinsurance
    II                         Formal Reinsurance Cession
   III                         Reinsurance Cession Card
    IV                         Yearly Renewable Term Reinsurance Premiums -
                               Non-Experience Refund Schedule
     V                         The Ceding Company's Retention Limits

This Agreement, effective January 1, 1981, is made by and between LUTHERAN MUTUAL LIFE INSURANCE COMPANY, hereinafter called the Ceding Company, and OCCIDENTAL LIFE INSURANCE COMPANY OF CALIFORNIA, hereinafter called Occidental, as follows:

                                    ARTICLE I

                              BASIS OF REINSURANCE
                              --------------------

1. The word "insurance", as used in this Agreement, refers to insurance on an individual risk under a contract issued directly by the Ceding Company.

2. The Ceding Company may submit to Occidental applications for reinsurance based on the Ceding Company's life insurance with or without either disability waiver of premium or accidental death or both. An application for accidental death reinsurance may be submitted without an application for life reinsurance. Occidental shall have the option of accepting or rejecting or rating any application for reinsurance.

3. An application for reinsurance shall be made by submitting to Occidental a "Preliminary Application for Reinsurance", Exhibit I, together with a copy of each paper pertaining to the insurability of the risk. Occidental promptly shall notify the Ceding Company of its underwriting action after Occidental has examined the evidence of insurability submitted.

                                                         ARTICLE I CONTINUES ...

4. The initial minimum amount of life reinsurance under each reinsurance cession shall be at least $2,500.

                                                           ... END OF ARTICLE I.

                                   ARTICLE II

                                    LIABILITY
                                    ---------

1. If Occidental shall have accepted an application for reinsurance, Occidental's liability under this Agreement for the reinsurance accepted shall commence simultaneously with the beginning of the Ceding Company's liability under its corresponding insurance. In no event shall Occidental's liability for reinsurance on a risk commence before Occidental has accepted the application for reinsurance nor shall Occidental's liability continue after termination of the Ceding Company's liability under its corresponding insurance.

2. The receipt by Occidental of the initial reinsurance premium and of each subsequent reinsurance premium, in accordance with the provisions of the PREMIUM ACCOUNTING Article of this Agreement for the reinsurance under a given cession, shall be a condition to Occidental's liability for reinsurance under the cession.

                                                          ... END OF ARTICLE II.

                                   ARTICLE III

                                 FORMAL CESSION
                                 --------------

1. In the case of each reinsurance cession, promptly after the Ceding Company's liability for its insurance has begun, the Ceding Company shall deliver to Occidental a "Formal Reinsurance Cession", Exhibit II. Based upon the data set forth on the "Formal Reinsurance Cession" Occidental shall prepare a "Reinsurance Cession Card", Exhibit III, and shall deliver one copy to the Ceding Company.

                                                         ... END OF ARTICLE III.

                                   ARTICLE IV

                              PLANS OF REINSURANCE
                              --------------------

1.  Life Reinsurance.

    Life reinsurance shall be on the yearly renewable term basis for the net amount at risk.

    A.  Level Term Plans (Duration Twenty Years or Less).

        If the life insurance reinsured is issued as a level term plan (duration twenty years or less), Occidental's net amount at risk shall equal the face amount of life insurance reinsured.

    B.  Reducing Term Plans.

        If the life insurance reinsured is issued as a reducing term plan,

        (1) Occidental's net amount at risk for the first policy year shall equal the face amount of the life insurance reinsured as of the beginning of the first policy year. After the first policy year, Occidental's net amount at risk for each of the policy years two through ten, inclusive, shall be reduced by one-ninth of the difference between (a) the face amount of the life insurance reinsured as of the beginning of the first policy year,

                                                        ARTICLE IV CONTINUES ...

            and (b) the face amount of the life insurance reinsured as of the beginning of the tenth policy year.

        (2) Occidental's net amount at risk for each of the ten policy years, during any ten policy year period after the first ten policy years, shall be the prior policy year's net amount at risk, less an amount equal to one-tenth of the difference between (a) the face amount of the life insurance reinsured as of the beginning of the policy year immediately preceding the period involved, and (b) the face amount of the life insurance reinsured as of the beginning of the last policy year of the period involved.

        (3) Occidental's net amount at risk shall equal the face amount of life insurance reinsured for each policy year in the period involved if the period of policy years involved shall be less than ten policy years, or if during any ten policy year period the face amount of life insurance upon which the life reinsurance is based remains level for two or more policy years.

    C. Plans other than Level Term Plans (Duration Twenty Years or Less) or Reducing Term Plans.

        If the life insurance reinsured is issued as a plan other than

                                                        ARTICLE IV CONTINUES ...

        a level term plan (duration twenty years or less) or a reducing term plan,

        (1) Occidental's net amount at risk for the first policy year shall equal the face amount of the life insurance reinsured. After the first policy year, Occidental's net amount at risk for each of the policy years two through ten, inclusive, shall be reduced by an amount equal to one-ninth of the cash value of the life insurance reinsured as of the end of the tenth policy year.

        (2) Occidental's net amount at risk for each of the ten policy years, during any ten policy year period after the first ten policy years, shall be the prior policy year's net amount at risk, less an amount equal to one-tenth of the difference between (a) the cash value of the life insurance reinsured as of the end of the policy year immediately preceding the period involved, and (b) the cash value of the life insurance reinsured as of the end of the last policy year of the period involved.

        (3) Occidental's net amount at risk shall equal the difference between the initial face amount of life insurance reinsured and the cash value of such life

                                                        ARTICLE IV CONTINUES ...

            reinsurance for each policy year in the period involved if the period of policy years involved shall be less than ten policy years.

    Due to certain variables in the plans of insurance which the Ceding Company may issue, which include but are not limited to special options, structure of tables of amounts, rate of accumulation of cash surrender values and provisions guaranteeing an increase in the face amount under a given plan of insurance, the methods of calculating Occidental's net amount at risk, as described herein, may not be appropriate. In such a case, Occidental's net amount at risk shall be determined by a method mutually agreeable to the parties hereto.

2.  Disability Waiver of Premium Reinsurance.

    Disability waiver of premium reinsurance shall be on the coinsurance basis.

3.  Accidental Death Reinsurance.

    Accidental death reinsurance shall be on the yearly renewable term basis.

4. The Ceding Company upon request shall furnish Occidental with a copy of each policy, rider, ratebook and cash value table applicable to the life insurance reinsured.

                                                          ... END OF ARTICLE IV.

                                    ARTICLE V

                              REINSURANCE PREMIUMS
                              --------------------

1.  Life Reinsurance Premiums.

    A. If life insurance without a flat extra premium is reinsured, the life reinsurance premium for a given cession shall be determined from the schedule of rates in Exhibit IV.

        Occidental anticipates that the premium rates in Exhibit IV will be continued indefinitely for all of the life reinsurance cessions to which such rates shall apply. However, because of technical questions in some states regarding deficiency reserves, if any one or more of such premium rates for any policy year or years after the first shall be less than the net premium rate or rates based on the 1958 CSO Table at 2 1/2% interest for the applicable mortality rating, then, in that event, only the latter rate or rates shall be guaranteed by Occidental.

    B. If life insurance with a flat extra premium is reinsured, the reinsurance premium for a given cession shall be the sum of

        (1) The reinsurance premium as provided in Subsection l.A. of this Article, and

                                                         ARTICLE V CONTINUES ...

        (2) An extra reinsurance premium in an amount equal to the product of the face amount of the life reinsurance under the cession involved and the annual flat extra premium rate which the Ceding Company shall apply to the corresponding insurance, less, however, an allowance at the following rate computed on the amount of the resulting product.

            Terms of Ceding Company's             Allowancee Rates
            -------------------------             ----------------
              Flat Extra Premium
              ------------------
                                               First               Renewal
                                               Year                Years
                                               -----               -------
            More than 5 years                   75%                  10%
            5 years or less                     10%                  10%

2.  Disability Waiver of Premium Reinsurance Premiums.

    The reinsurance premium for a given cession shall be an amount equal to the annual premium which the Ceding Company shall charge its insured on that amount of the benefit reinsured under the cession involved, less, however, an allowance at the following rate computed on the amount of the reinsurance premium:

                  First Year                               Renewal Years
                  ----------                               -------------
                     75%                                        10%

                                                         ARTICLE V CONTINUES ...

3.  Accidental Death Reinsurance Premiums.

    A. The reinsurance premium per $1,000 of accidental death reinsurance without common carrier coverage shall be determined from the following schedule:

   Classification                  First Year        Renewal Years
   --------------                  ----------        -------------
   Standard (1)                    $  .25            $    .90
   Medium (1 1/2)                     .40                1.25
   Special (2)                        .50                1.60

    B. The reinsurance premium per $1,000 of accidental death reinsurance with common carrier coverage shall be determined from the following schedule:

   Classification                  First Year        Renewal Years
   --------------                  ----------        -------------
   Standard (1)                    $  .30            $    .95
   Medium (l 1/2)                     .45                1.30
   Special (2)                        .55                1.65

4. Occidental shall reimburse the Ceding Company for the amount of any premium taxes which Occidental is not required to pay on the reinsurance premiums payable under this Agreement and which the Ceding Company shall be required to pay.

                                                           ... END OF ARTICLE V.

                                   ARTICLE VI

                               PREMIUM ACCOUNTING
                               ------------------

1. The reinsurance premiums required under this Agreement shall be payable to Occidental on the annual basis regardless of how insurance premiums are payable to the Ceding Company.

2. Each month Occidental shall submit to the Ceding Company a statement, in duplicate, listing first year and renewal reinsurance premiums less refunds, allowances, dividends and cash values which became due during the current month.

3. If a statement shows that a net reinsurance premium balance is payable to Occidental, the Ceding Company shall pay to Occidental the amount of the net balance within twenty-five days after the close of the month in which the monthly statement was submitted to the Ceding Company. If the full amount of the net balance shall not be received by Occidental within such twenty-five day period, the reinsurance premiums for all of the reinsurance cessions listed on the statement shall be in default.

    If a statement shows that a net balance is payable to the Ceding Company, Occidental shall pay to the Ceding Company the amount of the net balance within twenty-five days after the day on which Occidental submitted the monthly statement to the Ceding Company.

                                                        ARTICLE VI CONTINUES ...

4. Occidental shall have the right to terminate the reinsurance under the cessions for which reinsurance premiums are in default by giving thirty days written notice of termination to the Ceding Company. As of the close of the last day of this thirty-day notice period, all of Occidental's liability for the following reinsurance shall terminate:

    A. Reinsurance under the cessions which are the subject of the termination notice and, in addition,

    B. Reinsurance under cessions the reinsurance premiums for which went into default during the thirty-day notice period.

    Notwithstanding termination of reinsurance as provided by this Section, the Ceding Company shall continue to be liable to Occidental for all unpaid reinsurance premiums earned by Occidental under this Agreement.

5. Subject to the exception stated in the third paragraph of this Section, reinsurance terminated under Section 4. of this Article may be reinstated by the Ceding Company.

    The Ceding Company may reinstate such terminated reinsurance if, within sixty days after the effective date of its termination, the Ceding Company shall pay in full all of the unpaid reinsurance

                                                        ARTICLE VI CONTINUES ...

    premiums for the reinsurance which was in force prior to its termination. The effective date of reinstatement shall be the day Occidental shall have received all of the required premiums.

    There shall be no reinstatement of reinsurance under a cession with respect to which the Ceding Company incurred a claim for insurance after the reinsurance terminated notwithstanding the fact that payment of the unpaid reinsurance premiums for such a cession is required before there can be any reinstatement under this Section.

6.  The day the statement shall be submitted to the Ceding Company under
    Section 2. of this Article, and the first day of the thirty-day notice of termination under Section 4. of this Article, shall be the day that the statement or the notice, as the case may be, shall be deposited in the mail addressed to the Ceding Company's Home Office, or, if the mail is not used, the day it is delivered to the Ceding Company's Home Office or to an Officer of the Ceding Company.

7. The reinsurance premiums and the reinsurance benefits payable under this Agreement shall be payable in the lawful money of the United States; except, however, they shall be payable in the lawful money of Canada if the Ceding Company's insurance is based on Canadian currency.

                                                          ... END OF ARTICLE VI.

                                   ARTICLE VII

                                   OVERSIGHTS
                                   ----------

1. Either the Ceding Company or Occidental may correct its failure to comply with a requirement of this Agreement if the failure was unintentional and caused by clerical oversight or a misunderstanding. In such event, both companies shall be restored to the position they would have occupied had the failure not occurred, provided the failure is rectified within a reasonable time after discovery.

                                                         ... END OF ARTICLE VII.

                                  ARTICLE VIII

                      REDUCTIONS, TERMINATIONS AND CHANGES
                      ------------------------------------

1. If insurance reinsured under this Agreement is reduced, the reinsurance under the reinsurance cession involved shall be reduced by a like amount on the effective date of the reduction of the insurance.

    If a risk is reinsured by more than one reinsurer, the reduction of the reinsurance shall be in the same proportion as the amount of the initial reinsurance on the risk under this Agreement bore to the amount of initial reinsurance on the risk carried by all reinsurers including Occidental.

2. If insurance reinsured under this Agreement is terminated, the reinsurance under the cession involved shall terminate on the effective date of the termination of the insurance.

3. If there shall be a reduction or termination of any portion of the aggregate amount of insurance which has been retained by the Ceding Company on a given life, then, any reinsurance under this Agreement based on the same life shall be reduced by a like amount on the effective date of the termination of the retained insurance. The Ceding Company shall reduce such reinsurance in accordance with the retention limits which were in effect as of

                                                      ARTICLE VIII CONTINUES ...

    the policy date of each reinsured policy involved. Therefore, in no event shall the Ceding Company be required to assume an amount in excess of its regular retention limit for the age at issue, mortality rating and risk classification for any policy on which reinsurance is being reduced.

    The Ceding Company first shall apply the reduction to the reinsurance of insurance which has the same mortality rating as the terminated insurance. If further reduction in reinsurance is required, the cessions to be terminated or reduced shall be determined by the chronological order in which they were effected, the first effected being the first terminated or reduced.

    If a risk is reinsured by more than one reinsurer, the reduction of the reinsurance shall be in the same proportion as the amount of the initial reinsurance on the risk under this Agreement bore to the amount of initial reinsurance on the risk carried by all reinsurers including Occidental.

4.  If the Ceding Company wishes to

    A.  Reduce the mortality rating, or

    B. Effect a change which would result in an increase in the amount of Occidental's liability

                                                      ARTICLE VIII CONTINUES ...

    on a risk reinsured under the facultative provisions as set forth in the BASIS OF REINSURANCE Article of this Agreement, such a reduction or change shall be governed by those same facultative provisions.

5. If there is a change in insurance which is reinsured under this Agreement, a corresponding change shall be made in the applicable reinsurance cession.

6. If the net amount of life reinsurance at risk under a given reinsurance cession falls below $1,000, all of the life reinsurance under the cession involved shall terminate as of the effective date the net amount of life reinsurance at risk falls below $1,000. The life reinsurance under the cession involved shall terminate, as provided in the preceding sentence of this Section, notwithstanding the fact reinsurance on the same life under some other cession shall continue in force under this Agreement.

7. When reinsurance is reduced or changed, the Ceding Company shall deliver to Occidental an amended "Formal Reinsurance Cession".

8. Occidental shall refund to the Ceding Company all unearned reinsurance premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in this Article.

                                                        ... END OF ARTICLE VIII.

                                   ARTICLE IX

                              INCREASE IN RETENTION
                              ---------------------

1. If, at any time, both before and after termination of this Agreement, the Ceding Company should increase its retention limits as shown in Exhibit V, written notice of the increase promptly shall be given of Occidental.

2. The Ceding Company shall have the option of reducing the reinsurance under this Agreement if it shall increase its retention limits. The Ceding Company shall exercise its option to recapture by giving written notice to Occidental within 90 days after the effective date of the increase in its retention limits.

3.  If the Ceding Company shall exercise its option to recapture, then

    A. The Ceding Company shall reduce the reinsurance on each life for which the Ceding Company retained its maximum retention limit for age and mortality rating in effect at the time the reinsurance was ceded to Occidental.

        No reduction shall be made in the reinsurance on a given life if (a) the Ceding Company retained a special retention limit less than its maximum retention limit for the age and mortality rating in effect at the time the reinsurance was

                                                        ARTICLE IX CONTINUES ...

        ceded to Occidental, or if (b) the Ceding Company retained no insurance on the life.

    B. The Ceding Company shall reduce the reinsurance by that amount which will increase the total amount of insurance to be retained by the Ceding Company at its own risk to its new retention limit. If a life is reinsured by more than one reinsurer, the reduction of the reinsurance shall be in the same proportion as the amount of the reinsurance on the life under this Agreement shall bear to the amount of reinsurance on the life carried by all reinsurers including Occidental.

    C. The reduction of reinsurance shall become effective on the last to occur of the following two dates:

        (1) The cession's anniversary date next following the effective date of the increase in the Ceding Company's retention limits.

        (2) The end of ten full years starting with the 'policy date' shown on the "Formal Reinsurance Cession".

                                                          ... END OF ARTICLE IX.

                                    ARTICLE X

                                  REINSTATEMENT
                                  -------------

1. If insurance shall lapse for nonpayment of premium and if it is reinstated in accordance with its terms and the rules of the Ceding Company, the applicable reinsurance shall be reinstated by Occidental subject to the condition that the Ceding Company shall pay to Occidental all reinsurance premiums in arrears.

                                                           ... END OF ARTICLE X.

                                   ARTICLE XI

                                    EXPENSES
                                    --------

1. The Ceding Company shall bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the insurance.

                                                          ... END OF ARTICLE XI.

                                   ARTICLE XII

                           PRE-AUTHORIZED CHECK PLANS
                           --------------------------

1. Under the circumstances stated below and subject to the terms and conditions of this Agreement, this Article shall cover Occidental's liability for reinsurance under this Agreement of any of the Ceding Company's insurance which shall be subject to the operation of a pre-authorized check plan.

    A. Subject to Section 2. of this Article, reinsurance shall be re-established by Occidental if, after notice of termination of reinsurance is delivered to Occidental, the Ceding Company shall re-establish its insurance as it existed immediately before its lapse or non-forfeiture.

    B. Subject to Section 2. of this Article, Occidental's liability for reinsurance on a risk shall follow the liability of the Ceding Company if

        (1) After notice of termination of reinsurance is delivered to Occidental, the Ceding Company concludes that it is liable for the payment of insurance proceeds, or if

        (2) The Ceding Company shall be required by its indemnity agreement to reimburse or indemnify a person for the

                                                       ARTICLE XII CONTINUES ...

            payment of money based upon an obligation to pay insurance proceeds. The word "person", as used in the preceding sentence, refers to an organization upon whom pre-authorized premium checks shall be drawn.

2. Re-establishment of a risk under Subsection l.A. of this Article and liability to the Ceding Company under Subsection l.B. of this Article, shall be subject to the condition that the Ceding Company shall make a proper reinsurance premium adjustment and shall pay to Occidental all premiums in arrears as required under this Agreement.

                                                         ... END OF ARTICLE XII.

                                  ARTICLE XIII

                                     CLAIMS
                                     ------

1. Occidental shall be liable to the Ceding Company for the insurance benefits reinsured under this Agreement as the Ceding Company shall be liable for such benefits. All reinsurance claim settlements shall be subject to the terms and conditions of the particular form of contract under which the Ceding Company is liable.

2. When the Ceding Company is advised of a claim it promptly shall notify Occidental.

3. If a claim is made under incontestable insurance reinsured under this Agreement, and if the Ceding Company retained fifty percent or more of the insurance, Occidental shall consider the claim to be a claim by the Ceding Company for reinsurance. Occidental shall abide the issue as it shall be settled by the Ceding Company. The Ceding Company, when it shall request payment of the reinsurance proceeds, shall deliver to Occidental a copy of each paper connected with the claim.

4. If a claim is made under incontestable insurance reinsured under this Agreement, and if the Ceding Company retained less than fifty percent of the insurance, the Ceding Company shall submit to

                                                      ARTICLE XIII CONTINUES ...

    Occidental a copy of each paper connected with the claim. The Ceding Company shall await Occidental's approval of the claim before any settlement may be made with the Ceding Company's claimant.

5. If a claim is made under contestable insurance reinsured under this Agreement, the Ceding Company shall submit to Occidental a copy of each paper connected with the claim. The Ceding Company shall await Occidental's approval of the claim before any settlement may be made with the Ceding Company's claimant.

6. Payment of reinsurance proceeds shall be made in a single sum regardless of the Ceding Company's mode of settlement.

7. The Ceding Company promptly shall notify Occidental of its intention to contest insurance reinsured under this Agreement or to assert defenses to a claim for such insurance. If the Ceding Company's contest of such insurance results in the reduction of its liability, Occidental shall share in such a reduction in the same proportion that the amount of reinsurance on the life under this Agreement shall bear to the sum of the retained net amount at risk of the Ceding Company and the net amount at risk of all reinsurers including Occidental on the date of the death of the insured. If Occidental should decline to participate in the

                                                      ARTICLE XIII CONTINUES ...

    contest or assertion of defenses, Occidental then shall discharge all of its liability by payment of the full amount of reinsurance to the Ceding Company.

8. The Ceding Company alone shall bear the routine expenses incurred in connection with settling claims including, as a matter of description only, compensation of agents and employees and the cost of routine investigations.

9. Occidental shall share with the Ceding Company all expenses which are not routine. Expenses which are not routine shall be limited to those directly incurred in connection either with the contest of insurance or the assertion of defenses to insurance or with the possibility of a contest or assertion of defenses. These expenses shall be shared in proportion to the net sum at risk of Occidental and the Ceding Company.

                                                        ... END OF ARTICLE XIII.

                                 ARTICLE XIII-1

                            EXTRA-CONTRACTUAL DAMAGES
                            -------------------------

1. In no event shall Occidental have any liability for any Extra-Contractual Damages which are awarded against the Ceding Company as a result of acts, omissions or course of conduct committed by the Ceding Company in connection with the insurance reinsured under this Agreement.

2. Occidental does recognize that circumstances may arise under which Occidental, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but involve those situations in which Occidental was an active party in the act, omission or course of conduct which ultimately results in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of total risk accepted by each party for the plan of insurance involved.

                                                      ... END OF ARTICLE XIII-1.

                                   ARTICLE XIV

                              INSPECTION OF RECORDS
                              ---------------------

1. Occidental shall have the right, at any reasonable time, to inspect the Ceding Company's books and documents which relate to reinsurance under this Agreement.

                                                         ... END OF ARTICLE XIV.

                                   ARTICLE XV

                                   INSOLVENCY
                                   ----------

1. In the event of the insolvency of the Ceding Company, all reinsurance shall be payable directly to its liquidator, receiver or statutory successor, without diminution because of the insolvency of the Ceding Company.

2. In the event of the insolvency of the Ceding Company, the liquidator, receiver or statutory successor shall give Occidental written notice of the pendency of a claim against the Ceding Company for insurance reinsured under this Agreement within a reasonable time after the claim is filed in the insolvency proceeding. During the pendency of a claim, Occidental may investigate the claim and interpose in the name of the Ceding Company, its liquidator, receiver or statutory successor, but at its own expense, in the proceeding where the claim is to be adjudicated, any defense or defenses which Occidental may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

3. The expense thus incurred by Occidental shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share

                                                        ARTICLE XV CONTINUES ...

    of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by Occidental. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to such claim, the expense shall be apportioned as though such expense had been incurred by the Ceding Company.

                                                          ... END OF ARTICLE XV.

                                   ARTICLE XVI

                                   ARBITRATION
                                   -----------

1. Any controversy or claim, arising out of or relating to this Agreement or the breach thereof or the coverage of this arbitration provision, shall be settled by arbitration.

2. There shall be three arbitrators who shall be officers of life insurance companies other than the contracting companies. Each of the contracting companies shall appoint one of the arbitrators and these two arbitrators shall select the third. If either contracting company shall fail to appoint an arbitrator within thirty days after the other contracting company has given notice of its appointment of an arbitrator, the appointment of the arbitrator for the contracting company which has so failed to appoint an arbitrator shall be left to the President of the American Council of Life Insurance. Should the two arbitrators appointed by or for the contracting companies be unable to agree on the choice of the third, then the appointment of said third arbitrator shall be left to the President of the American Council of Life Insurance.

3. Arbitration shall be conducted in accordance with the Commerical Arbitration Rules of the American Arbitration Association which shall be in effect on the date of delivery of demand for

                                                       ARTICLE XVI CONTINUES ...

    arbitration; except, however, arbitrators shall be appointed in accordance with the provisions of Section 2. of this Article.

4. Each contracting company shall pay that part of the expenses of arbitration which shall be apportioned to it by the arbitrators.

5. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in any court having jurisdiction thereof.

                                                         ... END OF ARTICLE XVI.

                                  ARTICLE XVII

                              PARTIES TO AGREEMENT
                              --------------------

1. This is an Agreement solely between the Ceding Company and Occidental. There shall be no legal relationship between Occidental and any person having an interest of any kind in any of the Ceding Company's insurance.

                                                        ... END OF ARTICLE XVII.

                                  ARTICLE XVIII

                              DURATION OF AGREEMENT
                              ---------------------

1. This Agreement may be terminated at any time by either party giving 90 days written notice of termination. The day the notice is deposited in the mail addressed to the other party's Home Office, or, if the mail is not used, the day it is delivered to the other party's Home Office, or to an Officer of the other party, as the case may be, shall be the first day of the 90 day period.

2. During the 90 day period, this Agreement shall continue to operate in accordance with its terms.

3. Occidental and the Ceding Company shall remain liable after termination, in accordance with the terms and conditions of this Agreement, with respect to all facultative reinsurance approved by Occidental based upon an application received by Occidental prior to termination of this Agreement.

      Executed in duplicate by                       Executed in duplicate by
      LUTHERAN MUTUAL LIFE                           OCCIDENTAL LIFE INSURANCE
      INSURANCE COMPANY                              COMPANY OF CALIFORNIA
      at Waverly, Iowa,                              at Los Angeles, California,
      on November 2, 1981.                           on August 14, 1981.
         ------------------------                      -------------------------

      By /s/ Gary W. Hertel                          By /s/ Signature
         ------------------------                      -------------------------
      Title: V.P. and Corporate Actuary                Second Vice President

      By /s/ James P. Anderson                       By /s/ Lawrence D. Campbell
         ------------------------                      -------------------------
         Title: V.P. Legal & Asst. Sec.                Assistant Secretary
                                                       m.c. 8-14-81
40851 - No. 14

                     PRELIMINARY APPLICATION FOR REINSURANCE

PART 1                                                                                                          AUTOMATIC  [ ]
                                                                                                          FAC. OBLIGATORY  [ ]
               To: Occidental Life Insurance Company of California                                      CONDITIONAL AUTO.  [ ]
                                                                                                              FACULTATIVE  [ ]

---------------------------------   ----------------------------   ------------------------------   --------------------------
NAME OF INSURED                     SEX                                DATE OF BIRTH                 STATE OF RESIDENCE

Will policy contain aviation exclusion provision?    [ ] YES  [ ] NO   Submitted elsewhere for reinsurance?   [ ] YES  [ ] NO
Prenotification given and signed MIB                                    If so, where:_________________________________________
   Authorization on file?                            [ ] YES  [ ] NO    ______________________________________________________

                                                             DISABILITY             DISABILITY                ACCIDENT
                                           LIFE           WAIVER OF PREMIUM       MONTHLY INCOME              INDEMNITY
PREVIOUS INSURANCE IN FORCE
(ALL CO'S)                          $__________________  $_________________  $_______________________  $______________________

OUR COMPANY                          __________________   _________________   _______________________   ______________________
   of which we retain                __________________   _________________   _______________________   ______________________
Rating, if substandard               __________________   _________________   _______________________   ______________________

New insurance applied for            __________________   _________________   _______________________   ______________________
   of which we will retain           __________________   _________________   _______________________   ______________________
Rating, if substandard               __________________   _________________   _______________________   ______________________
Reinsurance requested                __________________   _________________   _______________________   ______________________

-------------------------------------------------------                                 -------------------------------------
ORIGINAL WRITING COMPANY (IF RETRO)                                                    |  REMARKS:                           |
                                                                                       |                                     |
                                                                                       |                                     |
                                                                                        -------------------------------------
                                                                                        _____________________________________
                                                                                        CEDING COMPANY

                                                                                        _____________________________________
                                                                                        BY                    DATE

==============================================================================================================================

                                    EXHIBIT I

                            REINSURANCE CESSION CARD

Occidental          |
Cession #           |
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  |
  ISSUE DATE   |       NAME OF INSURED      |    BIRTH DATE    |   AGE   |  SEX  |  RES.  |                                       |
               |                            |                  |         |       |        |         RECORD OF                     |
               |                            |                  |         |       |        |    REINSURANCE CEDED TO               |
------------------------------------------------------------------------------------------|                                       |
   YOUR NUMBER   |    BASIC PLAN    |    RESERVE BASIS    |      TYPE      |    COMPANY   |                                       |
                 |                  |                     |                |              |    OCCIDENTAL LIFE                    |
                 |                  |                     |                |              |    Insurance Company of California    |
------------------------------------------------------------------------------------------|                                       |
            RETRO FROM         |   RECAP    |                   RATES                     |                                       |
                               |            |                                             |                                       |
----------------------------------------------------------------------------------------------------------------------------------|
                                                             NEW INSURANCE                                                        |
----------------------------------------------------------------------------------------------------------------------------------|
                     |                  |              |              |      FLAT EXTRA      |               |    EXP    |        |
       BENEFIT       |     ISSUED       |   RETAINED   |    RATING    | RATE/M       YEARS   |     CEDED     |    AGE    |  MODE  |
----------------------------------------------------------------------------------------------------------------------------------|
                     |                  |              |              |                      |               |           |        |
                     |                  |              |              |                      |               |           |        |
                     |                  |              |              |                      |               |           |        |
                     |                  |              |              |                      |               |           |        |
----------------------------------------------------------------------------------------------------------------------------------|
       |       |    AMOUNT   |                      PREMIUMS                    |            |               |           |        |
       |       |             |--------------------------------------------------|   POLICY   |               |   TOTAL   |  DATE  |
YEAR   |  AGE  |   AT RISK   |   LIFE   |    EXTRA     |  DISABILITY  |   ADB   |     FEE    |  COMMISSIONS  |    DUE    |  PAID  |
----------------------------------------------------------------------------------------------------------------------------------|
       |       |             |          |              |              |         |            |               |           |        |
       |       |             |          |              |              |         |            |               |           |        |
       |       |             |          |              |              |         |            |               |           |        |
       |       |             |          |              |              |         |            |               |           |        |
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT III

                           FORMAL REINSURANCE CESSION
                                       OR
                               CANCELLATION NOTICE

PART 3                                                                                                          AUTOMATIC  [ ]
                                                                                                          FAC. OBLIGATORY  [ ]
               To: Occidental Life Insurance Company of California                                      CONDITIONAL AUTO.  [ ]
                                                                                                              FACULTATIVE  [ ]

---------------------------------   ----------------------------   ------------------------------   --------------------------
NAME OF INSURED                     SEX                            DATE OF BIRTH                    STATE OF RESIDENCE

---------------------------------   ----------------------------   ------------------------------   --------------------------
POLICY NUMBER                       POLICY DATE                    ISSUE AGE                        JOINT EQUAL AGE

---------------------------------   ----------------------------   ------------------------------   --------------------------
SHORT TERM FROM                     PLAN OF INSURANCE              RESERVE BASIS (MORT TABLE, INTEREST RATE, METHOD)

Will policy contain aviation exclusion provision?    [ ] YES  [ ] NO    Submitted elsewhere for reinsurance?   [ ] YES  [ ] NO
Prenotification given and signed MIB                                    If so, where: ________________________________________
   Authorization on file?                            [ ] YES  [ ] NO    ______________________________________________________

                                                              DISABILITY            DISABILITY                ACCIDENT
                                           LIFE           WAIVER OF PREMIUM       MONTHLY INCOME             INDEMNITY
PREVIOUS INSURANCE IN FORCE
(ALL CO'S)                          $__________________  $_________________  $_______________________  $______________________

OUR COMPANY                          __________________   _________________   _______________________   ______________________
   of which we retain
Rating, if substandard               __________________   _________________   _______________________   ______________________

New insurance applied for
   of which we will retain           __________________   _________________   _______________________   ______________________
Rating, if substandard               __________________   _________________   _______________________   ______________________
Reinsurance requested                __________________   _________________   _______________________   ______________________

   New insurance issued
       of which we retain            __________________   _________________   _______________________   ______________________
   Reinsurance requested             __________________   _________________   _______________________   ______________________

*Complete if amount(s) differ(s) from above.             $_________________  $_______________________   ______________________
                                                          RATE PER 1000       RATE                      EXPIRY AGE
                                                          _________________   _______________________
ORIGINAL WRITING COMPANY (IF RETRO)                       EXPIRY AGE          EXPIRY AGE
----------------------------------------------------------------
PLEASE CANCEL ABOVE REQUEST BECAUSE:                            |    REMARKS:
       ------               -------                             |
[ ] NO NEW INSURANCE PUT IN FORCE.                              |
[ ] WE WILL RETAIN ALL OF NEW AMOUNT PUT IN FORCE.              |
[ ] OUR REINSURANCE ON THIS CASE IS BEING PLACED WITH           |
                                                     DUE TO*    |
    -------------------------------------                       |
    (*CHECK MORE THAN ONE IF APPLICABLE.)                       |
     [ ] OFFER EQUIVALENT TO YOURS                              |
     [ ] EARLIER REPLY                                          |
     [ ] LOWER RATING                                           |    _________________________________________________________
     [ ] FEWER REQUIREMENTS OR RESTRICTIONS                     |    CEDING COMPANY
                                _______________________________ |
                                                                |    _________________________________________________________
BY:                             DATE:                           |    BY                             DATE
==============================================================================================================================

                                                                                       [ ] Refund            [ ] Non-Refund

ACCOUNTING SCHEDULE                                        REINSURANCE RATE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------|
       |   LIFE & EXTRA  |     DISABILITY  |   ACC. INDEMNITY  |    TOTAL    ||                 |   COINSURANCE  |   AMOUNT  |
YEAR   |     PREMIUM     |      PREMIUM    |      PREMIUM      |   PREMIUMS  ||    POLICY FEE   |    ALLOWANCE   |  AT RISK  |
-------|-----------------|-----------------|-------------------|-------------||-----------------|----------------|-----------|
       |                 |                 |                   |             ||                 |                |           |
-------|-----------------|-----------------|-------------------|-------------||-----------------|----------------|-----------|
       |                 |                 |                   |             ||                 |                |           |
-------|-----------------|-----------------|-------------------|-------------||-----------------|----------------|-----------|
       |                 |                 |                   |             ||                 |                |           |
-----------------------------------------------------------------------------  ----------------------------------------------|

                                   EXHIBIT II

                                   EXHIBIT IV
                             (Part I - Page 1 of 1)

                             OCCIDENTAL REINSURANCE

         INSTRUCTIONS FOR THE USE OF THE NON-EXPERIENCE REFUND PREMIUMS
         --------------------------------------------------------------

                  PER $1,000 OF YEARLY RENEWABLE TERM INSURANCE
                  ---------------------------------------------

1. The reinsurance premiums set forth in Part II of this Exhibit apply to those cessions where the Ceding Company does not offer separate insurance premiums for "Smokers" and "Non-Smokers" for the plan of insurance involved.

2. The reinsurance premiums set forth in Part III of this Exhibit apply to those cessions where the Ceding Company does offer separate insurance premiums for "Smokers" and "Non-Smokers" for the plan of insurance involved.

3. In the case of all risks the reinsurance premiums set forth in Part IV of this Exhibit shall be applied for the purpose of computing the Substandard premiums. Table extra premiums shall be dropped at the later of age 65 and 20 years in force.

4. The attained age life premium per $1,000 shown for the second policy year, excluding the policy fee, shall be charged for preliminary term coverage in the case of utilization of the premiums set forth in Parts II, III and IV of this Exhibit.

5. The renewal and conversion of term insurance shall be considered as a continuation of the original insurance for the purpose of calculating future reinsurance premiums.

                                   EXHIBIT IV
                             (Part II - Page 1 of 2)

                                  PREFFERED IS                       OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $15.00 POLICY FEE

ISSUE                                                  POLICY YEAR                                                        ATTAINED
AGE    1      2      3      4      5      6     7       8       9     10     11     12      13      14      15     16*       AGE
                                                C>
  0   4.48   1.51   1.14    .98    .89    .83    .79    .75    .71    .69    .67    .68     .73     .82     .94    1.07      15
  1   1.51   1.14    .98    .89    .83    .79    .75    .71    .69    .68    .69    .74     .83     .95    1.08    1.20      16
  2   1.14    .98    .89    .83    .79    .75    .71    .69    .68    .69    .75    .84     .96    1.09    1.22    1.33      17
  3    .98    .89    .83    .79    .75    .71    .69    .68    .69    .75    .85    .97    1.10    1.23    1.34    1.43      18
  4    .89    .83    .79    .75    .71    .69    .68    .69    .75    .85    .98   1.12    1.24    1.36    1.45    1.49      19

  5    .83    .79    .75    .71    .69    .68    .69    .75    .85    .98   1.13   1.26    1.38    1.47    1.51    1.49      20
  6    .79    .75    .71    .69    .68    .69    .75    .85    .98   1.14   1.28   1.39    1.49    1.53    1.51    1.46      21
  7    .75    .71    .69    .68    .69    .75    .85    .98   1.14   1.29   1.41   1.50    1.55    1.53    1.48    1.43      22
  8    .71    .69    .68    .69    .75    .85    .98   1.14   1.29   1.43   1.52   1.57    1.55    1.50    1.45    1.42      23
  9    .69    .68    .69    .75    .85    .98   1.14   1.29   1.43   1.54   1.59   1.57    1.52    1.47    1.44    1.40      24

 10    .68    .69    .75    .85    .98   1.14   1.29   1.43   1.54   1.61   1.59   1.54    1.49    1.46    1.42    1.39      25
 11    .69    .75    .85    .98   1.14   1.29   1.43   1.54   1.61   1.61   1.55   1.51    1.48    1.44    1.41    1.37      26
 12    .75    .85    .93   1.14   1.29   1.43   1.54   1.61   1.61   1.57   1.52   1.49    1.46    1.43    1.39    1.38      27
 13    .85    .98   1.14   1.29   1.43   1.54   1.61   1.61   1.57   1.54   1.51   1.47    1.45    1.41    1.40    1.42      28
 14    .98   1.13   1.28   1.41   1.52   1.60   1.61   1.57   1.54   1.52   1.49   1.46    1.43    1.42    1.44    1.47      29

 15   1.13   1.27   1.38   1.48   1.54   1.58   1.57   1.54   1.52   1.51   1.47   1.44    1.44    1.46    1.49    1.52      30
 16   1.27   1.37   1.44   1.49   1.54   1.54   1.53   1.52   1.50   1.49   1.45   1.45    1.48    1.51    1.54    1.55      31
 17   1.33   1.40   1.45   1.48   1.52   1.50   1.49   1.48   1.48   1.47   1.44   1.47    1.51    1.55    1.57    1.58      32
 18   1.31   1.38   1.42   1.45   1.47   1.43   1.43   1.43   1.43   1.45   1.42   1.47    1.53    1.57    1.60    1.61      33
 19   1.26   1.33   1.37   1.39   1.39   1.35   1.36   1.36   1.38   1.42   1.41   1.47    1.53    1.59    1.64    1.67      34

 20   1.19   1.27   1.32   1.32   1.32   1.27   1.30   1.31   1.35   1.39   1.41   1.47    1.54    1.62    1.69    1.75      35
 21   1.13   1.22   1.27   1.27   1.26   1.22   1.25   1.28   1.32   1.38   1.42   1.48    1,57    1.66    1.77    1.86      36
 22   1.08   1.17   1.23   1.23   1.22   1.21   1.23   1.26   1.31   1.38   1.44   1.51    1.62    1.74    1.87    2.00      37
 23   1.04   1.13   1.19   1.20   1.21   1.20   1.22   1.27   1.32   1.40   1.48   1.57    1.70    1.86    2.00    2.19      38
 24   1.01   1.09   1.16   1.18   1.20   1.21   1.23   1.29   1.35   1.45   1.56   1.68    1.86    2.07    2.29    2.42      39

 25    .98   1.05   1.13   1.16   1.20   1.22   1.26   1.32   1.40   1.51   1.65   1.82    2.04    2.32    2.61    2.68      40
 26    .96   1.02   1.10   1.15   1.21   1.25   1.30   1.37   1.46   1.59   1.75   1.95    2.20    2.53    2.86    2.96      41
 27    .96   1.02   1.09   1.16   1.23   1.29   1.35   1.44   1.55   1.70   1.88   2.10    2.39    2.76    3.12    3.26      42
 26    .97   1.03   1.10   1.18   1.26   1.34   1.43   1.54   1.67   1.84   2.03   2.28    2.61    2.99    3.37    3.60      43
 29   1.00   1.06   1.14   1.22   1.31   1.41   1.52   1.65   1.80   1.99   2.22   2.50    2.84    3.24    3.65    3.98      44

 30   1.03   1.11   1.19   1.28   1.38   1.50   1.62   1.77   1.96   2.18   2.44   2.75    3.10    3.52    3.96    4.40      45
 31   1.06   1.15   1.24   1.34   1.45   1.59   1.74   1.91   2.13   2.40   2.69   3.01    3.39    3.84    4.31    4.86      46
 32   1.08   1.18   1.28   1.41   1.46   1.70   1.87   2.06   2.32   2.63   2.94   3.30    3.71    4.20    4.72    5.40      47
 33   1.08   1.20   1.33   1.48   1.56   1.82   2.01   2.24   2.53   2.86   3.21   3.60    4.07    4.61    5.17    6.01      48
 34   1.08   1.23   1.38   1.56   1.75   1.95   2.17   2.44   2.76   3.10   3.49   3.92    4.45    5.05    5.68    6.64      49

 35   1.09   1.28   1.46   1.66   1.88   2.10   2.38   2.68   3.02   3.39   3.82   4.30    4.90    5.58    6.24    7.28      50
 36   1.13   1.34   1.56   1.80   2.04   2.31   2.63   2.97   3.34   3.74   4.21   4.75    5.42    6.15    6.83    7.92      51
 37   1.18   1.43   1.69   1.96   2.25   2.57   2.91   3.29   3.70   4.13   4.65   5.24    5.96    6.70    7.45    8.59      52
 38   1.25   1.55   1.84   2.15   2.50   2.85   3.23   3.64   4.09   4.57   5.12   5.76    6.47    7.26    8.12    9.34      53
 39   1.34   1.69   2.02   2.39   2.76   3.15   3.57   4.02   4.52   5.04   5.63   5.28    6.99    7.85    8.83   10.21      54

 40   1.44   1.84   2.23   2.66   3.06   3.47   3.92   4.42   4.97   5.56   6.16   6.79    7.56    8.50    9.61   11.23      55
 41   1.54   1.99   2.47   2.93   3.37   3.82   4.30   4.84   5.46   6.08   6.68   7.36    8.19    9.23   10.46   12.39      56
 42   1.65   2.14   2.70   3.21   3.69   4.17   4.69   5.28   5.93   6.57   7.23   8.00    8.92   10.04   11.40   13.62      57
 43   1.75   2.31   2.93   3.49   4.01   4.53   5.09   5.72   6.35   7.06   7.82   8.70    9.73   10.95   12.42   14.91      58
 44   1.86   2.50   3.16   3.78   4.34   4.91   5.51   6.15   6.76   7.57   8.46   9.46   10.62   11.96   13.54   16.25      59

                                   EXHIBIT IV
                             (Part II - Page 2 of 2)

                                  PREFFERED IS                       OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $15.00 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9        10
 45     1.97    2.68    3.41    4.10    4.72    5.34    5.97    6.58     7.23     8.14
 46     2.08    2.88    3.68    4.45    5.16    5.82    5.44    7.08     7.82     8.79
 47     2.20    3.11    3.99    4.85    5.67    6.35    6.97    7.67     8.52     9.52
 48     2.33    3.37    4.35    5.30    6.20    5.91    7.60    8.37     9.31    10.33
 49     2.47    3.65    4.74    5.80    6.72    7.52    8.31    9.16    10.14    11.22

 50     2.64    3.97    5.19    6.32    7.29    8.20    9.09   10.02    11.05    12.20
 51     2.83    4.33    5.70    6.84    7.89    8.91    9.90   10.92    12.01    13.28
 52     3.03    4.72    6.19    7.36    8.49    9.58   10.65   11.77    12.97    14.37
 53     3.25    5.12    6.64    7.88    9.09   10.21   11.35   12.56    13.92    15.47
 54     3.50    5.55    7.11    8.43    9.68   10.83   12.03   13.34    14.88    16.62

 55     3.75    5.98    7.60    8.99   10.27   11.45   12.69   14.10    15.80    17.74
 56     4.06    6.40    8.12    9.58   10.88   12.09   13.41   14.89    16.68    18.86
 57     4.41    6.88    8.74   10.28   11.61   12.89   14.28   15.82    17.66    20.10
 58     4.83    7.45    9.47   11.11   12.51   13.88   15.34   16.93    18.82    21.46
 59     5.31    8.09   10.29   12.04   13.57   15.03   16.56   18.20    20.18    22.98

 60     5.88    8.82   11.23   13.13   14.82   16.38   17.98   19.71    21.83    24.78
 61     6.50    9.63   12.24   14.36   16.20   17.87   19.59   21.44    23.75    26.91
 62     7.15   10.52   13.33   15.65   17.59   19.39   21.24   23.27    25.80    29.24
 63     7.88   11.55   14.55   17.00   19.02   20.94   22.93   25.15    27.97    31.74
 64     8.69   12.70   15.89   18.41   20.53   22.57   24.72   27.20    30.38    34.54

 65     9.53   13.81   17.17   19.76   22.04   24.26   26.64   29.46    33.05    37.65
 66    10.42   14.78   18.26   21.03   23.57   26.07   28.80   32.06    36.16    41.24
 67    11.38   15.63   19.21   22.29   25.24   28.19   31.45   35.32    40.05    45.65
 68    12.41   16.43   20.08   23.55   27.05   30.67   34.67   39.33    44.79    51.01
 69    13.52   17.20   20.93   24.82   29.00   33.49   38.46   44.07    50.37    57.25

 70    14.53   18.51   21.89   26.19   31.46   36.19   41.93   48.74    55.85    63.20
 71    15.60   20.28   23.40   28.08   34.32   39.00   45.24   53.04    60.84    68.64
 72    16.93   22.00   25.39   30.46   37.24   42.31   49.08   57.54    66.01    74.47
 73    18.20   23.66   27.30   32.75   40.04   45.49   52.77   61.87    70.97    80.06
 74    19.24   25.01   28.86   34.62   42.32   48.09   55.79   65.40    75.02    84.64

 75    20.05   26.05   30.06   36.07   44.09   50.11   58.12   68.14    78.16    88.18
 76    20.76   26.98   31.13   37.36   45.66   51.89   60.19   70.57    80.94    91.32
 77    21.71   28.22   32.56   39.08   47.76   54.28   62.96   73.81    84.66    95.52
 78    23.21   30.17   34.81   41.77   51.06   58.02   67.30   78.91    90.51   102.11
 79    25.04   32.55   37.55   45.06   55.08   62.59   72.60   85.12    97.63   110.15

 80    28.47   37.01   42.70   51.24   62.53   71.17   82.56   96.79   110.02   125.15

ISSUE                                                        ATTAINED
AGE      11       12       13       14        15     16*       AGE
 45      9.15    10.29    11.59    13.05    14.76    17.65     60
 46      9.90    11.17    12.63    14.25    16.11    19.19     61
 47     10.72    12.11    13.73    15.54    17.61    20.94     62
 48     11.60    13.11    14.90    16.93    19.25    22.93     63
 49     12.55    14.38    16.15    18.42    21.02    25.12     64

 50     13.62    15.40    17.57    20.12    23.04    27.49     65
 51     14.32    16.77    19.18    22.04    25.33    30.01     66
 52     16.08    18.24    20.91    24.08    27.77    32.66     67
 53     17.40    19.82    22.76    26.24    30.33    35.36     68
 54     18.79    21.50    24.74    28.56    33.07    38.11     69

 55     20.18    23.20    26.76    30.92    35.89    41.23     70
 56     21.58    24.92    23.82    33.37    38.82    44.88     71
 57     23.10    26.77    31.06    36.09    42.11    48.87     72
 58     24.73    28.74    33.50    39.09    45.75    53.19     73
 59     26.51    30.87    36.14    42.38    49.76    57.97     74

 60     28.60    33.37    39.23    46.23    54.43    63.27     75
 61     31.08    36.32    42.84    50.70    59.83    69.09     76
 62     33.79    39.57    46.83    55.58    65.73    75.47     77
 63     36.74    43.12    51.19    60.91    72.14    82.37     78
 64     40.02    47.07    55.99    66.73    79.11    89.59     79

 65     43.63    51.33    61.05    72.76    86.25    96.96     80
 66     47.71    56.01    66.44    78.99    93.53   104.70     81
 67     52.64    61.48    72.52    85.81   101.36   113.01     82
 68     58.50    67.78    79.30    93.22   109.74   122.18     83
 69     65.25    74.89    86.78   101.19   118.66   132.43     84

 70     71.81    81.95    94.70   109.50   128.20   143.69     85
 71     78.00    88.92   102.96   118.56   138.84   156.00     86
 72     84.63    96.47   111.70   128.62   150.62   169.24     87
 73     90.99   103.72   120.10   138.29   161.95   181.96     88
 74     96.18   109.64   126.96   146.19   171.20   192.36     89

 75    100.21   114.24   132.27   152.31   178.37   200.41     90
 76    103.78   118.31   136.98   157.74   184.72   207.55     91
 77    108.54   123.74   143.27   164.99   193.20   217.08     92
 78    116.04   132.28   153.17   176.38   206.55   232.07     93
 79    125.17   142.69   165.22   190.26   222.80   250.34     94

 80    142.34   162.26   187.88   216.35   250.33   284.67     95
                                                    366.53     96
                                                    527.41     97
                                                    798.77     98
                                                    983.00     99

    FEMALE RATES:  AGES 0-10 SAME AS MALE RATES 0-10
                   AGES 11-14 SAME AS MALE RATE AGE 10
                   AGES 15 AND OVER SAME AS MALE RATES AGES 4 YEARS YOUNGER

8/12/80

                                   EXHIBIT IV
                            (Part III - Page 1 of 3)

                                  PREFFERED IS                       OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $15.00 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9       10
 20     1.07    1.14    1.19    1.19    1.19    1.14    1.17    1.18    1.22    1.25
 21     1.02    1.10    1.14    1.14    1.13    1.10    1.13    1.15    1.19    1.24
 22      .97    1.05    1.11    1.11    1.10    1.09    1.11    1.13    1.18    1.24
 23      .94    1.02    1.07    1.08    1.09    1.08    1.10    1.14    1.19    1.26
 24      .91     .98    1.04    1.06    1.08    1.09    1.11    1.16    1.22    1.31

 25      .88     .95    1.02    1.04    1.08    1.10    1.13    1.19    1.25    1.36
 26      .86     .92     .99    1.04    1.09    1.13    1.17    1.23    1.31    1.43
 27      .86     .92     .98    1.04    1.11    1.16    1.22    1.30    1.40    1.53
 28      .87     .93     .99    1.06    1.13    1.21    1.29    1.39    1.50    1.66
 29      .90     .95    1.03    1.10    1.18    1.27    1.37    1.49    1.62    1.79

 30      .93    1.00    1.07    1.15    1.24    1.35    1.46    1.59    1.76    1.96
 31      .95    1.04    1.12    1.21    1.31    1.43    1.57    1.72    1.92    2.16
 32      .97    1.06    1.15    1.27    1.31    1.53    1.68    1.85    2.09    2.37
 33      .97    1.08    1.20    1.33    1.40    1.64    1.81    2.02    2.28    2.57
 34      .97    1.11    1.24    1.40    1.58    1.76    1.95    2.20    2.48    2.79

 35      .98    1.15    1.31    1.49    1.69    1.89    2.14    2.41    2.72    3.05
 36     1.02    1.21    1.40    1.62    1.84    2.08    2.37    2.67    3.01    3.37
 37     1.06    1.29    1.52    1.76    2.03    2.31    2.62    2.96    3.33    3.72
 38     1.13    1.40    1.66    1.94    2.25    2.57    2.91    3.28    3.68    4.11
 39     1.21    1.52    1.82    2.15    2.48    2.84    3.21    3.62    4.07    4.54

 40     1.30    1.66    2.01    2.39    2.75    3.12    3.53    3.98    4.47    5.00
 41     1.39    1.79    2.22    2.64    3.03    3.44    3.87    4.36    4.91    5.47
 42     1.49    1.93    2.43    2.89    3.32    3.75    4.22    4.75    5.34    5.91
 43     1.58    2.08    2.64    3.14    3.61    4.08    4.58    5.15    5.72    6.35
 44     1.67    2.25    2.84    3.40    3.91    4.42    4.96    5.54    6.08    6.81

 45     1.77    2.41    3.07    3.69    4.25    4.81    5.37    5.92    6.51    7.33
 46     1.87    2.59    3.31    4.01    4.64    5.24    5.80    6.37    7.04    7.91
 47     1.98    2.80    3.59    4.37    5.10    5.72    6.27    6.90    7.67    8.57
 48     2.10    3.03    3.92    4.77    5.58    6.22    6.84    7.53    8.38    9.30
 49     2.22    3.29    4.27    5.22    6.05    5.77    7.48    8.24    9.13   10.10

 50     2.38    3.57    4.67    5.69    6.56    7.38    8.18    9.02    9.95   10.98
 51     2.55    3.90    5.13    6.16    7.10    8.02    8.91    9.83   10.81   11.95
 52     2.73    4.25    5.57    6.62    7.64    8.62    9.59   10.59   11.67   12.93
 53     2.93    4.61    5.98    7.09    8.18    9.19   10.22   11.30   12.53   13.92
 54     3.15    5.00    6.40    7.59    8.71    9.75   10.83   12.01   13.39   14.96

 55     3.38    5.38    6.84    8.09    9.24   10.31   11.42   12.69   14.22   15.97
 56     3.65    5.76    7.31    8.62    9.79   10.88   12.07   13.40   15.01   16.97
 57     4.01    6.26    7.95    9.35   10.57   11.73   12.99   14.40   16.07   18.29
 58     4.44    6.85    8.71   10.22   11.51   12.77   14.11   15.58   17.31   19.74
 59     4.94    7.52    9.57   11.20   12.62   13.98   15.40   16.93   18.77   21.37

 60     5.53    8.29   10.56   12.34   13.93   15.40   16.92   18.61   20.52   23.29
 61     6.18    9.15   11.63   13.64   15.39   16.90   18.59   20.39   22.56   25.56
 62     6.86   10.10   12.80   15.02   16.89   18.53   20.37   22.34   24.77   28.07
 63     7.64   11.20   14.11   16.49   18.45   20.31   22.24   24.40   27.13   30.79
 64     8.52   12.45   15.57   18.04   20.12   22.12   24.23   26.66   29.77   33.85

 65     9.43   13.67   17.00   19.56   21.82   24.02   26.37   29.17   32.72   37.27

ISSUE                                                   ATTAINED
AGE      11      12      13      14      15     16*       AGE
 20     1.27    1.32    1.39    1.46    1.52    1.58      35
 21     1.28    1.33    1.41    1.49    1.59    1.67      36
 22     1.30    1.36    1.46    1.57    1.68    1.80      37
 23     1.33    1.41    1.53    1.67    l.80    1.97      38
 24     1.40    1.51    1.67    1.86    2.06    2.18      39

 25     1.49    1.64    1.84    2.09    2.35    2.41      40
 26     1.58    1.76    1.98    2.28    2.57    2.66      41
 27     1.69    1.89    2.15    2.48    2.81    2.93      42
 28     1.83    2.05    2.35    2.69    3.03    3.24      43
 29     2.00    2.25    2.56    2.92    3.29    3.58      44

 30     2.20    2.48    2.79    3.17    3.56    3.96      45
 31     2.42    2.71    3.05    3.46    3.88    4.37      46
 32     2.65    2.97    3.34    3.78    4.25    4.86      47
 33     2.89    3.24    3.66    4.15    4.65    5.41      48
 34     3.14    3.53    4.01    4.55    5.11    5.98      49

 35     3.44    3.87    4.41    5.02    5.62    6.55      50
 36     3.79    4.28    4.88    5.54    6.15    7.13      51
 37     4.19    4.72    5.36    6.03    6.71    7.73      52
 38     4.61    5.18    5.82    6.53    7.31    8.41      53
 39     5.07    5.65    6.29    7.07    7.95    9.19      54

 40     5.54    6.11    6.80    7.65    8.65   10.11      55
 41     6.01    6.62    7.37    8.31    9.41   11.15      56
 42     6.51    7.20    8.03    9.04   10.26   12.26      57
 43     7.04    7.83    8.76    9.86   11.18   13.42      58
 44     7.51    8.51    9.56   10.76   12.19   14.63      59

 45     8.24    9.26   10.43   11.75   13.28   15.89      60
 46     8.91   10.05   11.37   12.83   14.50   17.27      61
 47     9.65   10.90   12.36   13.99   15.85   18.85      62
 48    10.44   11.80   13.41   15.24   17.33   20.64      63
 49    11.30   12.76   14.54   16.58   18.92   22.61      64

 50    12.26   13.86   15.81   18.11   20.74   24.74      65
 51    13.34   15.09   17.26   19.84   22.80   27.01      66
 52    14.47   16.42   18.82   21.67   24.99   29.39      67
 53    15.66   17.84   20.48   23.62   27.30   31.82      68
 54    16.91   19.35   22.27   25.70   29.76   34.30      69

 55    18.16   20.88   24.08   27.83   32.30   37.11      70
 56    19.42   22.43   25.94   30.03   34.94   40.39      71
 57    21.02   24.36   28.26   32.84   38.32   44.47      72
 58    22.75   26.44   30.82   35.96   42.09   48.93      73
 59    24.65   28.71   33.61   39.41   46.28   53.91      74

 60    26.88   31.37   36.88   43.46   51.16   59.47      75
 61    29.53   34.50   40.70   48.17   56.84   65.64      76
 62    32.44   37.99   44.96   53.36   63.10   72.45      77
 63    35.54   41.83   49.65   59.08   69.98   79.90      78
 64    39.22   46.13   54.87   65.40   77.53   87.80      79

 65    43.19   50.82   60.44   72.03   85.39   95.99      80

3/13/80

                                   EXHIBIT IV
                            (Part III - Page 2 of 3)

                                  PREFFERED IS                       OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $15.00 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9       10
 20     1.55    1.65    1.72    1.72    1.72    1.65    1.69    1.70    1.76    1.81
 21     1.47    1.59    1.65    1.65    1.64    1.59    1.63    1.66    1.72    1.79
 22     1.40    1.52    1.60    1.60    1.59    1.57    1.60    1.64    1.70    1.79
 23     1.35    1.47    1.55    1.56    1.57    1.56    1.59    1.65    1.72    1.82
 24     1.31    1.42    1.51    1.53    1.56    1.57    1.60    1.68    1.76    1.89

 25     1.27    1.37    1.47    1.51    1.56    1.59    1.64    1.72    1.82    1.96
 26     1.25    1.33    1.43    1.50    1.57    1.63    1.69    1.78    1.90    2.07
 27     1.25    1.33    1.42    1.51    1.60    1.68    1.76    1.87    2.02    2.21
 28     1.26    1.34    1.43    1.53    1.64    1.74    1.86    2.00    2.17    2.39
 29     1.30    1.38    1.48    1.59    1.70    1.83    1.98    2.15    2.34    2.59

 30     1.34    1.44    1.55    1.66    1.79    1.95    2.11    2.30    2.55    2.83
 31     1.38    1.50    1.61    1.74    1.89    2.07    2.26    2.48    2.77    3.12
 32     1.40    1.53    1.66    1.83    1.90    2.21    2.43    2.68    3.02    3.42
 33     1.40    1.56    1.73    1.92    2.03    2.37    2.61    2.91    3.29    3.72
 34     1.40    1.60    1.79    2.03    2.28    2.54    2.82    3.17    3.59    4.03

 35     1.42    1.66    1.90    2.16    2.44    2.73    3.09    3.48    3.93    4.41
 36     1.47    1.74    2.03    2.34    2.65    3.00    3.42    3.86    4.34    4.86
 37     1.53    1.86    2.20    2.55    2.93    3.34    3.78    4.28    4.81    5.37
 38     1.63    2.02    2.39    2.80    3.25    3.71    4.20    4.73    5.32    5.94
 39     1.74    2.20    2.63    3.11    3.59    4.10    4.64    5.23    5.88    6.55

 40     1.87    2.39    2.90    3.46    3.98    4.51    5.10    5.75    6.46    7.23
 41     2.00    2.59    3.21    3.81    4.38    4.97    5.59    6.29    7.10    7.90
 42     2.15    2.78    3.51    4.17    4.80    5.42    6.10    6.86    7.71    8.54
 43     2.28    3.00    3.81    4.54    5.21    5.89    6.62    7.44    8.26    9.18
 44     2.42    3.25    4.11    4.91    5.64    6.39    7.16    8.00    8.79    9.84

 45     2.56    3.48    4.43    5.33    6.14    6.94    7.76    8.55    9.40   10.58
 46     2.70    3.74    4.78    5.79    6.71    7.57    8.37    9.20   10.17   11.43
 47     2.86    4.04    5.19    6.31    7.37    8.26    9.06    9.97   11.08   12.38
 48     3.03    4.38    5.66    6.89    8.06    8.98    9.88   10.88   12.10   13.43
 49     3.21    4.75    6.16    7.54    8.74    9.78   10.80   11.91   13.18   14.59

 50     3.43    5.16    6.75    8.22    9.48   10.66   11.82   13.03   14.37   15.86
 51     3.68    5.63    7.41    8.89   10.26   11.58   12.87   14.20   15.61   17.26
 52     3.94    6.14    8.05    9.57   11.04   12.45   13.85   15.30   16.86   18.68
 53     4.23    6.66    8.63   10.24   11.82   13.27   14.76   16.33   18.10   20.11
 54     4.55    7.22    9.24   10.96   12.58   14.08   15.64   17.34   19.34   21.61

 55     4.89    7.77    9.88   11.69   13.35   14.89   16.50   18.33   20.54   23.06
 56     5.28    8.32   10.56   12.45   14.14   15.72   17.43   19.36   21.68   24.52
 57     5.60    8.74   11.10   13.06   14.74   16.37   18.14   20.09   22.43   25.53
 58     5.99    9.24   11.74   13.78   15.51   17.21   19.02   20.99   23.34   26.61
 59     6.43    9.79   12.45   14.57   16.42   18.19   20.04   22.02   24.42   27.81

 60     6.94   10.41   13.25   15.49   17.49   19.33   21.22   23.26   25.76   29.24
 61     7.48   11.07   14.08   16.51   18.63   20.55   22.53   24.66   27.31   30.95
 62     8.01   11.78   14.93   17.53   19.70   21.72   23.79   26.06   28.90   32.75
 63     8.59   12.59   15.86   18.53   20.73   22.82   24.99   27.41   30.49   34.60
 64     9.21   13.46   16.84   19.51   21.76   23.92   26.20   28.83   32.20   36.61

 65     9.82   14.22   17.69   20.35   22.70   24.99   27.44   30.34   34.04   38.78

ISSUE                                                  ATTAINED
AGE      11      12      13      14      15     16*      AGE
 20     1.83    1.91    2.00    2.11    2.20    2.28      35
 21     1.85    1.92    2.04    2.16    2.30    2.42      36
 22     1.87    1.96    2.11    2.26    2.43    2.60      37
 23     1.92    2.04    2.21    2.42    2.60    2.85      38
 24     2.03    2.18    2.42    2.69    2.98    3.15      39

 25     2.15    2.37    2.65    3.02    3.39    3.48      40
 26     2.28    2.54    2.86    3.29    3.72    3.85      41
 27     2.44    2.73    3.11    3.59    4.06    4.24      42
 28     2.64    2.96    3.39    3.89    4.38    4.68      43
 29     2.89    3.25    3.69    4.21    4.75    5.17      44

 30     3.17    3.58    4.03    4.58    5.15    5.72      45
 31     3.50    3.91    4.41    4.99    5.60    6.32      46
 32     3.82    4.29    4.82    5.46    6.14    7.02      47
 33     4.17    4.68    5.29    5.99    6.72    7.81      48
 34     4.54    5.10    5.79    6.57    7.38    8.63      49

 35     4.97    5.59    6.37    7.25    8.11    9.46      50
 36     5.47    6.18    7.05    8.00    8.88   10.30      51
 37     6.05    6.81    7.75    8.71    9.69   11.17      52
 38     6.66    7.49    8.41    9.44   10.56   12.14      53
 39     7.32    8.16    9.09   10.21   11.48   13.27      54

 40     8.01    8.83    9.83   11.05   12.49   14.60      55
 41     8.68    9.57   10.65   12.00   13.60   16.11      56
 42     9.40   10.40   11.60   13.05   14.82   17.71      57
 43    10.17   11.31   12.65   14.24   16.15   19.38      58
 44    11.00   12.30   13.81   15.55   17.60   21.13      59

 45    11.90   13.38   15.07   16.98   19.19   22.95      60
 46    12.87   14.52   16.42   18.53   20.94   24.95      61
 47    13.94   15.74   17.85   20.20   22.89   27.22      62
 48    15.08   17.04   19.37   22.01   25.03   29.81      63
 49    16.32   18.43   21.00   23.95   27.33   32.66      64

 50    17.71   20.02   22.84   26.16   29.95   35.74      65
 51    19.27   21.80   24.93   28.65   32.93   39.01      66
 52    20.90   23.71   27.18   31.30   36.10   42.46      67
 53    22.62   25.77   29.59   34.11   39.43   45.97      68
 54    24.43   27.95   32.16   37.13   42.99   49.54      69

 55    26.23   30.16   34.79   40.20   46.66   53.60      70
 56    28.05   32.40   37.47   43.38   50.47   58.34      71
 57    29.34   34.00   39.45   45.83   53.48   62.06      72
 58    30.67   35.64   41.54   48.47   56.73   65.96      73
 59    32.08   37.35   43.73   51.28   60.21   70.14      74

 60    33.75   39.38   46.29   54.55   64.23   74.66      75
 61    35.74   41.77   49.27   58.31   68.80   79.45      76
 62    37.84   44.32   52.45   62.25   73.62   84.53      77
 63    40.05   47.00   55.80   66.39   78.63   89.78      78
 64    42.42   49.89   59.35   70.73   83.86   94.97      79

 65    44.94   52.87   62.88   74.94   88.84   99.87      80

3/31/80

                                   EXHIBIT IV
                            (Part III - Page 3 of 3)

                                  PREFFERED IS                       OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $15.00 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8        9       10
  0    4.48      1.51    1.14     .98     .89     .83     .79     .75      .71      .69
  1    1.51      1.14     .98     .89     .83     .79     .75     .71      .69      .68
  2    1.14       .98     .89     .83     .79     .75     .71     .69      .68      .69
  3     .98       .89     .83     .79     .75     .71     .69     .68      .69      .75
  4     .89       .83     .79     .75     .71     .69     .68     .69      .75      .85

  5     .83       .79     .75     .71     .69     .68     .69     .75      .85      .98
  6     .79       .75     .71     .69     .68     .69     .75     .85      .98     1.14
  7     .75       .71     .69     .68     .69     .75     .85     .98     1.14     1.29
  8     .71       .69     .68     .69     .75     .85     .98    1.14     1.29     1.43
  9     .69       .68     .69     .75     .85     .98    1.14    1.29     1.43     1.54

 10     .68       .69     .75     .85     .98    1.14    1.29    1.43     1.54     1.61
 11     .69       .75     .85     .98    1.14    1.29    1.43    1.54     1.61     1.61
 12     .75       .85     .98    1.14    1.29    1.43    1.54    1.61     1.61     1.57
 13     .85       .98    1.14    1.29    1.43    1.54    1.61    1.61     1.57     1.54
 14     .98      1.13    1.28    1.41    1.52    1.60    1.61    1.57     1.54     1.52

 15    1.13      1.27    1.38    1.48    1.54    1.58    1.57    1.54     1.52     1.51
 16    1.27      1.37    1.44    1.49    1.54    1.54    1.53    1.52     1.50     1.49
 17    1.33      1.40    1.45    1.48    1.52    1.50    1.49    1.48     1.48     1.47
 18    1.31      1.38    1.42    1.45    1.47    1.43    1.43    1.43     1.43     1.45
 19    1.26      1.33    1.37    1.39    1.39    1.35    1.36    1.36     1.38     1.42

 66   10.42     14.78   18.26   21.03   23.57   26.07   28.80   32.06    36.16    41.24
 67   11.38     15.63   19.21   22.29   25.24   28.19   31.45   35.32    40.05    45.65
 68   12.41     16.43   20.08   23.55   27.05   30.67   34.67   39.33    44.79    51.01
 69   13.52     17.20   20.93   24.82   29.00   33.49   38.46   44.07    50.37    57.25
 70   14.53     18.51   21.89   26.19   31.46   36.19   41.93   48.74    55.85    63.20

 71   15.60     20.28   23.40   28.08   34.32   39.00   45.24   53.04    60.84    68.64
 72   16.93     22.00   25.39   30.46   37.24   42.31   49.08   57.54    66.01    74.47
 73   18.20     23.66   27.30   32.75   40.04   45.49   52.77   61.87    70.97    80.06
 74   19.24     25.01   28.86   34.62   42.32   48.09   55.79   65.40    75.02    84.64
 75   20.05     26.05   30.06   36.07   44.09   50.11   58.12   68.14    78.16    88.18

 76   20.76     26.98   31.13   37.36   45.66   51.89   60.19   70.57    80.94    91.32
 77   21.71     28.22   32.56   39.08   47.76   54.28   62.96   73.81    84.66    95.52
 78   23.21     30.17   31.81   41.77   51.06   58.02   67.30   78.91    90.51   102.11
 79   25.04     32.55   37.55   45.06   55.08   62.59   72.60   85.12    97.63   110.15
 80   28.47     37.01   42.70   51.24   62.63   71.17   82.56   96.79   111.02   125.25

ISSUE                                                       ATTAINED
AGE      11      12       13       14       15      16*       AGE
  0      .57      .68      .73      .82      .94     1.07     15
  1      .69      .74      .83      .95     1.08     1.20     16
  2      .75      .84      .96     1.09     1.22     1.33     17
  3      .85      .97     1.10     1.23     1.34     1.43     18
  4      .98     1.12     1.24     1.36     1.45     1.49     19

  5     1.13     1.25     1.38     1.47     1.51     1.49     20
  6     1.28     1.39     1.49     1.53     1.51     1.46     21
  7     1.41     1.50     1.55     1.53     1.48     1.43     22
  8     1.52     1.57     1.55     1.50     1.45     1.42     23
  9     1.59     1.57     1.52     1.47     1.44     1.40     24

 10     1.59     1.54     1.49     1.46     1.42     1.39     25
 11     1.55     1.51     1.48     1.44     1.41     1.37     26
 12     1.52     1.49     1.46     1.43     1.39     1.38     27
 13     1.51     1.47     1.45     1.41     1.40     1.42     28
 14     1.49     1.46     1.43     1.42     1.44     1.47     29

 15     1.47     1.44     1.44     1.46     1.49     1.52     30
 16     1.45     1.45     1.48     1.51     1.54     1.55     31
 17     1.44     1.47     1.51     1.55     1.57     1.58     32
 18     1.42     1.47     1.53     1.57     1.60     1.61     33
 19     1.41     1.47     1.53     1.59     1.64     1.67     34

 66    47.71    56.01    66.44    78.99    93.53   104.70     81
 67    52.64    61.48    72.52    85.81   101.36   113.01     82
 68    58.50    67.78    79.30    93.22   109.74   122.18     83
 69    65.25    74.89    86.78   101.19   118.66   132.43     84
 70    71.81    81.95    94.70   109.50   128.20   143.69     85

 71    78.00    88.92   102.96   118.56   138.84   156.00     86
 72    84.63    96.47   111.70   128.62   150.62   169.24     87
 73    90.99   103.72   120.10   138.29   161.95   181.96     88
 74    96.18   109.64   126.96   146.19   171.20   192.36     89
 75   100.21   114.24   132.27   152.31   178.37   200.41     90

 76   103.78   118.31   136.98   157.74   184.72   207.55     91
 77   108.54   123.74   143.27   164.99   193.20   217.08     92
 78   116.04   132.28   153.17   176.38   206.55   232.07     93
 79   125.17   142.69   165.22   190.26   222.80   250.34     94
 80   142.34   162.26   187.88   216.35   253.35   284.67     95
                                                   366.53     96
                                                   527.41     97
                                                   798.77     98
                                                   983.00     99

3/14/80

FEMALE RATES :   AGES 0-10 SAME AS MALE RATES 0-10
                 AGES 11-14 SAME AS MALE RATE AGE 10
                 AGES 15 AND OVER SAME AS MALE RATES AGES 5 YEARS
                 YOUNGER

                                   EXHIBIT IV
                            (Part III - Page 5 of 5)

                                   EXHIBIT IV
                             (Part II - Page 1 of 2)

                                  PREFERRED 15                       OCCIDENTAL
              PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE   REINSURANCE
                                STANDARD MALE
                                       ALB
                                   POLICY YEAR

ISSUE                                                                                                                  ATTAINED
AGE      1      2      3      4      5     6      7      8      9     10      11     12     13     14     15     16*      AGE
  0    1.01    .34    .26    .22    .20    .19    .18    .17    .16    .16    .15    .15    .16    .18    .21     .24     15
  1     .34    .26    .22    .20    .19    .18    .17    .16    .16    .15    .15    .17    .19    .21    .24     .27     16
  2     .26    .22    .20    .19    .18    .17    .16    .16    .15    .16    .17    .19    .22    .25    .27     .30     17
  3     .22    .20    .19    .18    .17    .16    .16    .15    .16    .17    .19    .22    .25    .28    .30     .32     18
  4     .20    .19    .18    .17    .16    .16    .15    .16    .17    .19    .22    .25    .28    .31    .33     .34     19

  5     .19    .18    .17    .16    .16    .15    .16    .17    .19    .22    .25    .28    .31    .33    .34     .34     20
  6     .18    .17    .15    .16    .15    .16    .17    .19    .22    .26    .29    .31    .34    .34    .34     .33     21
  7     .17    .16    .16    .15    .16    .17    .19    .22    .26    .29    .32    .34    .35    .34    .33     .32     22
  8     .16    .16    .15    .16    .17    .19    .22    .26    .29    .32    .34    .35    .35    .34    .33     .32     23
  9     .16    .15    .16    .17    .19    .22    .26    .29    .32    .35    .36    .35    .34    .33    .32     .32     24
                        .
 10     .15    .16    .17    .19    .22    .26    .29    .32    .35    .36    .36    .35    .34    .33    .32     .31     25
 11     .16    .17    .19    .22    .26    .29    .32    .35    .36    .36    .35    .34    .33    .32    .32     .31     26
 12     .17    .19    .22    .26    .29    .32    .35    .36    .36    .35    .34    .34    .33    .32    .31     .31     27
 13     .19    .22    .26    .29    .32    .35    .36    .36    .35    .35    .34    .33    .33    .32    .32     .32     28
 14     .22    .25    .29    .32    .34    .36    .36    .35    .35    .34    .34    .33    .32    .32    .32     .33     29

 15     .25    .29    .31    .33    .35    .36    .35    .35    .34    .34    .33    .32    .32    .33    .34     .34     30
 16     .29    .31    .32    .34    .35    .35    .34    .34    .34    .34    .33    .33    .33    .34    .35     .35     31
 17     .30    .32    .33    .33    .34    .34    .34    .33    .33    .33    .32    .33    .34    .35    .35     .36     32
 18     .29    .31    .32    .33    .33    .32    .32    .32    .32    .33    .32    .33    .34    .35    .36     .36     33
 19     .28    .30    .31    .31    .31    .30    .31    .31    .31    .32    .32    .33    .34    .36    .37     .38     34

 20     .27    .29    .30    .30    .30    .29    .29    .29    .30    .31    .32    .33    .35    .36    .38     .39     35
 21     .25    .27    .29    .29    .28    .27    .28    .29    .30    .31    .32    .33    .35    .37    .40     .42     36
 22     .24    .26    .28    .28    .27    .27    .28    .28    .29    .31    .32    .34    .36    .39    .42     .45     37
 23     .23    .25    .27    .27    .27    .27    .27    .29    .30    .32    .33    .35    .38    .42    .45     .49     38
 24     .23    .25    .26    .27    .27    .27    .28    .29    .30    .33    .35    .38    .42    .47    .52     .54     39

 25     .22    .24    .25    .28    .27    .27    .28    .30    .32    .34    .35    .41    .46    .52    .59     .60     40
 26     .22    .23    .25    .26    .27    .28    .29    .31    .33    .36    .39    .44    .50    .57    .64     .67     41
 27     .22    .23    .25    .26    .28    .29    .30    .32    .35    .38    .42    .47    .54    .62    .70     .73     42
 28     .22    .23    .25    .27    .28    .30    .32    .35    .38    .41    .46    .51    .59    .67    .76     .81     43
 29     .23    .24    .26    .27    .29    .32    .34    .37    .41    .45    .50    .56    .64    .73    .82     .90     44
                                             .
 30     .23    .25    .27    .29    .31    .34    .36    .40    .44    .49    .55    .62    .70    .79    .89     .99     45
 31     .24    .26    .28    .30    .33    .36    .39    .43    .48    .54    .61    .68    .76    .85    .97    1.09     46
 32     .24    .27    .29    .32    .33    .38    .42    .46    .52    .59    .66    .74    .83    .95   1.06    1.22     47
 33     .24    .27    .30    .33    .35    .41    .45    .50    .57    .64    .72    .81    .93   1.04   1.16    1.35     48
 34     .24    .28    .31    .35    .39    .44    .49    .55    .62    .70    .79    .88   1.00   1.14   1.28    1.49     49

 35     .25    .39    .33    .37    .42    .47    .54    .60    .68    .76    .86    .97   1.10   1.26   1.40    1.64     50
 36     .25    .30    .35    .41    .46    .52    .59    .67    .75    .84    .95   1.07   1.22   1.38   1.54    1.78     51
 37     .27    .32    .38    .44    .51    .58    .65    .74    .83    .93   1.05   1.18   1.34   1.51   1.68    1.93     52
 38     .28    .35    .41    .48    .56    .64    .73    .82    .92   1.03   1.15   1.30   1.46   1.63   1.83    2.10     53
 39     .30    .38    .45    .54    .62    .71    .80    .90   1.02   1.13   1.27   1.41   1.57   1.77   1.99    2.30     54

 40     .32    .41    .50    .60    .69    .78    .88    .99   1.12   1.25   1.39   1.53   1.70   1.91   2.16    2.53     55
 41     .35    .45    .56    .66    .76    .86    .97   1.09   1.23   1.37   1.50   1.66   1.84   2.08   2.35    2.79     56
 42     .37    .48    .61    .72    .83    .94   1.06   1.19   1.33   1.48   1.63   1.80   2.01   2.26   2.57    3.06     57
 43     .39    .52    .66    .79    .90   1.02   1.15   1.29   1.43   1.59   1.76   1.96   2.19   2.46   2.79    3.35     58
 44     .42    .56    .71    .85    .98   1.10   1.24   1.38   1.52   1.70   1.90   2.13   2.39   2.69   3.05    3.66     59

                                   EXHIBIT IV
                             (Part IV - Page 2 of 2)

                                PREFERRED 1                          OCCIDENTAL
           PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE      REINSURANCE
                                STANDARD MALE
                                       ALB

ISSUE                               POLICY YEAR
AGE      1    2      3       4       5       6       7       8       9      10
 45    .44    .60    .77     .92    1.06    1.20    1.34    1.48    1.63    1.83
 46    .47    .55    .83    1.00    1.16    1.31    1.45    1.59    1.76    1.98
 47    .50    .70    .90    1.09    1.28    1.43    1.57    1.73    1.92    2.14
 48    .52    .76    .98    1.19    1.40    1.55    1.71    1.88    2.09    2.32
 49    .56    .82   1.07    1.31    1.51    1.69    1.87    2.05    2.28    2.52

 50    .59    .89   1.17    1.42    1.64    1.85    2.05    2.25    2.49    2.75
 51    .54    .97   1.28    1.54    1.78    2.00    2.23    2.46    2.70    2.99
 52    .68   1.06   1.39    1.66    1.91    2.16    2.40    2.65    2.92    3.23
 53    .73   1.15   1.49    1.77    2.05    2.30    2.55    2.83    3.13    3.48
 54    .79   1.25   1.60    1.90    2.18    2.44    2.71    3.00    3.35    3.74

 55    .85   1.35   1.71    2.02    2.31    2.58    2.86    3.17    3.56    3.99
 56    .91   1.44   1.83    2.16    2.45    2.72    3.02    3.35    3.75    4.24
 57    .99   1.55   1.97    2.31    2.61    2.90    3.21    3.56    3.97    4.52
 58   1.09   1.68   2.13    2.50    2.81    3.12    3.45    3.81    4.23    4.83
 59   1.19   1.82   2.32    2.71    3.05    3.38    3.73    4.10    4.54    5.17

 60   1.32   1.98   2.53    2.95    3.33    4.36    4.05    4.43    4.91    5.58
 61   1.46   2.17   2.75    3.23    3.65    4.71    4.41    4.82    5.34    6.05
 62   1.61   2.37   3.00    3.52    3.95    5.08    4.78    5.24    5.81    6.58
 63   1.77   2.60   3.27    3.83    4.28    5.45    5.16    5.66    6.29    7.14
 64   1.96   2.86   3.58    4.14    4.62    5.08    5.56    5.12    6.84    7.77

 65   2.14   3.11   3.85    4.45    4.96    5.45    5.99    6.63    7.44    8.47
 66   2.34   3.33   4.11    4.73    5.30    5.87    6.48    7.21    8.14    9.28
 67   2.56   3.52   4.32    5.02    5.68    6.34    7.08    7.95    9.01   10.27
 68   2.79   3.70   4.52    5.30    6.09    6.90    7.80    8.85   10.08   11.48
 69   3.04   3.87   4.71    5.58    6.53    7.54    8.65    9.92   11.33   12.88

 70   3.27   4.16   4.93    5.89    7.08    8.14    9.43   10.97   12.57   14.22
 71   3.51   4.56   5.27    6.32    7.72    8.78   10.18   11.93   13.69   15.44
 72   3.81   4.95   5.71    5.85    8.38    9.52   11.04   12.95   14.85   16.76
 73   4.10   5.32   6.14    7.37    9.01   10.24   11.87   13.92   15.97   18.01
 74   4.33   5.63   6.49    7.79    9.52   10.82   12.55   14.72   16.88   19.04

 75   4.51   5.86   6.76    8.12    9.92   11.27   13.08   15.33   17.59   19.84
 76   4.67   6.07   7.00    8.41   10.27   11.68   13.54   15.88   18.21   20.55
 77   4.88   6.35   7.33    8.79   10.75   12.21   14.17   16.61   19.05   21.49
 78   5.22   6.79   7.83    9.40   11.49   13.05   15.14   17.75   20.36   22.97
 79   5.63   7.32   8.45   10.14   12.39   14.08   16.34   19.15   21.97   24.78

 80   5.41   8.33   9.61   11.53   14.09   16.01   18.58   21.78   24.98   28.18

ISSUE                                                   ATTAINED
AGE      11      12       13     14     15       16+      AGE
 45     2.06    2.32    2.61    2.94    3.32     3.97     60
 46     2.23    2.51    2.84    3.21    3.62     4.32     61
 47     2.41    2.72    3.09    3.50    3.96     4.71     62
 48     2.61    2.95    3.35    3.81    4.33     5.16     63
 49     2.82    3.19    3.63    4.14    4.73     5.65     64

 50     3.06    3.47    3.95    4.53    5.18     6.19     65
 51     3.33    3.77    4.32    4.96    5.70     6.75     66
 52     3.62    4.10    4.70    5.42    6.25     7.35     67
 53     3.92    4.46    5.12    5.90    6.82     7.96     68
 54     4.23    4.84    5.57    6.43    7.44     8.57     69

 55     4.54    5.22    6.02    6.96    8.08     9.28     70
 56     4.85    5.61    6.48    7.51    8.73    10.10     71
 57     5.20    6.02    6.99    8.12    9.47    11.00     72
 58     5.56    6.47    7.54    8.80   10.29    11.97     73
 59     5.95    6.95    8.13    9.54   11.20    13.04     74

 60     6.44    7.51    8.83   10.40   12.25    14.24     75
 61     6.99    8.17    9.64   11.41   13.46    15.55     76
 62     7.60    8.90   10.54   12.51   14.79    16.98     77
 63     8.27    9.70   11.52   13.70   16.23    18.53     78
 64     9.00   10.59   12.60   15.01   17.80    20.16     79

 65     9.82   11.55   13.74   16.37   19.41    21.82     80
 66    10.73   12.60   14.95   17.77   21.04    23.56     81
 67    11.84   13.83   16.32   19.31   22.81    25.43     82
 68    13.16   15.25   17.84   20.97   24.69    27.49     83
 69    14.68   16.85   19.53   22.77   25.70    29.80     84

 70    16.16   18.44   21.31   24.54   28.85    32.33     85
 71    17.55   20.01   23.17   26.68   31.24    35.10     86
 72    19.04   21.71   25.13   28.94   33.89    38.08     87
 73    20.47   23.34   27.02   31.12   36.44    40.94     88
 74    21.64   24.67   28.57   32.89   38.52    43.28     89

 75    22.55   25.70   29.76   34.27   40.13    45.09     90
 76    23.35   26.62   30.82   35.49   41.56    46.70     91
 77    24.42   27.84   32.24   37.12   43.47    48.84     92
 78    26.11   29.76   34.46   39.69   46.47    52.22     93
 79    28.16   32.11   37.17   42.81   50.13    56.33     94

 80    32.03   36.51   42.27   48.68   57.00    64.05     95
                                                82.47     96
                                               118.67     97
                                               179.72     98
                                               221.18     99

   FEMALE RATES :  AGES 0-10 SAME AS MALE RATES 0-10
                   AGES 11-14 SAME AS MALE RATE AGE 10
                   AGES 15 AND OVER SAME AS MALE RATES AGES 4 YEARS YOUNGER.

   THE ABOVE SUBSTANDARD EXTRAS ARE FOR TABLE I.
   FOR RATING HIGHER THAN TABLE I. MULTIPLY ABOVE RATE BY THE APPROPRIATE TABLE MULTIPLE.

                      THE CEDING COMPANY'S RETENTION LIMITS
                      -------------------------------------

                            Effective January 1, 1981

                                 Life Insurance*
                                 ---------------

                                    Standard
                                    --------

                              All Ages    $300,000

                                   Substandard
                                   -----------

 Age       A & AA         B & BB           C-D            E-F            H-J            L-P
 ---       ------         ------           ---            ---            ---            ---
0-50      $300,000       $265,000       $225,000       $180,000       $115,000       $60,000
  51       289,000        255,000        217,000        173,000        111,000        58,500
  52       278,000        245,000        208,000        167,000        106,000        56,000
  53       266,000        235,000        200,000        160,000        102,000        53,500
  54       255,000        225,000        191,000        153,000         98,000        51,000
  55       244,000        215,000        183,000        146,000         93,000        49,500
  56       233,000        205,000        174,000        140,000         89,000        47,000
  57       221,000        195,000        166,000        133,000         85,000        44,500
  58       210,000        186,000        158,000        126,000         81,000        42,000
  59       199,000        176,000        149,000        119,000         76,000        40,500
  60       188,000        166,000        141,000        113,000         72,000        38,000
  61       176,000        156,000        132,000        106,000         68,000        35,000
  62       165,000        146,000        124,000         99,000         63,000        33,000
  63       154,000        136,000        115,000         92,000         59,000        31,500
  64       143,000        126,000        107,000         86,000         55,000        29,000
  65       131,000        116,000         98,000         79,000         50,000        26,500
  66       120,000        106,000         90,000         72,000         46,000        24,000
  67       109,000         96,000         82,000         65,000         42,000        22,500
  68        98,000         86,000         73,000         59,000         37,000        20,000
  69        86,000         76,000         65,000         52,000         33,000        17,500
  70        75,000         66,000         56,000         45,000         29,000        15,000

*Lutheran Mutual will retain such additional amounts as will serve to avoid reinsurance cessions for amounts of less than $15,000*.

                                    EXHIBIT V
                                  (Page 1 of 2)

                      Disability Waiver of Premium Benefit
                      ------------------------------------

                            $150,000 of total premium

                           Accidental Death Benefit**
                           --------------------------

                                    $100,000

**Lutheran Mutual will retain such additional amounts as will serve to avoid reinsurance cessions for amounts of less than $10,000.

                                    EXHIBIT V
                                  (Page 2 of 2)